Exhibit 99.1

For Immediate Release

For additional information contact:
Michael W. Shelton, Senior Vice President
Phone:   336-369-0900

                       FNB Financial Services Corporation
                          Announces Increased Earnings

GREENSBORO, N.C.--(BUSINESS WIRE)--July 20, 2004--FNB Financial Services Corporation (NASDAQ/NMS: FNBF)("FNB"), parent of FNB Southeast, today reported second quarter 2004 net income of $2.51 million, or $0.44 per diluted share. This represents a per share increase of 41.9%, compared to year ago earnings of $0.31 per diluted share. On a dollar basis, second quarter 2004 net income increased 41.7%, compared with $1.77 million earned in 2003. Excluding a one-time gain from the sale of a banking operation discussed below, quarterly earnings and year to date earnings increased 10.8% and 9.5%, respectively.

FNB's earnings for the first half of 2004 reached $4.41 million, up 25.1% over 2003 results of $3.52 million. FNB earned $0.77 per diluted share for the first six months of 2004, up 26.2% from 2003 results of $0.61 per diluted share.

FNB's second quarter 2004 results produced an annualized return on average assets of 1.27% and an annualized return on average equity of 14.94%, compared with prior year results of 0.94% and 10.94%, respectively.

 "The second quarter brought change and excitement to FNB. We sold our Richlands, VA banking operation and plan to leverage the gain in stronger market areas such as Greensboro, NC where we completed the relocation of our corporate headquarters in April," said Ernest J. Sewell, Chief Executive Officer. "We also commenced a management succession process at our annual shareholders meeting with the promotion of Pressley Ridgill to President of FNB Southeast."

Noninterest income totaled $2.60 million in the second quarter of 2004, compared with $1.77 million for the same period a year ago. FNB realized increased levels of service charges on deposit accounts, mortgage banking fees, and investment service fees during the current quarter, compared to a year ago. During the second quarter of 2004, FNB disposed of its Richlands, VA banking operation and realized an after-tax gain of $548,000. Noninterest expense totaled $5.59 million for the second quarter of 2004, compared with $4.76 million for the same period in 2003.

Interest income was $10.44 million and $10.38 million for the three months ended June 30, 2004 and 2003, respectively. On a year-to-date basis, interest income amounted to $20.88 million in 2004 and $20.93 million in 2003. Interest expense totaled $3.40 million in the 2004 second quarter, a decrease of $987,000 from one year earlier. Interest expense on deposits was $2.97 million in the current quarter, compared to $3.98 million for the same quarter a year ago. This decrease is primarily attributable to lower interest rates paid for the 2004 period. The Federal Open Market Committee announced a 25 basis point increase in short term interest rates on June 30. This increase was the first in more than four years, during which time interest rates reached 46-year lows. Management believes FNB is positioned to increase net interest income if interest rates continue to rise in a manner consistent with recent announcements from the Federal Reserve. FNB recorded provisions for credit losses of $272,000 and $282,000 for the three months ended June 30, 2004 and 2003, respectively.

As of June 30, 2004 assets were $786.4 million, a $10.7 million increase over the previous year levels. Outstanding loans totaled $600.5 million at the end of the current quarter and $569.4 million one year earlier. Net credit losses for the second quarter of 2003 amounted to $292,000, or 0.20% of average outstanding loans on an annualized basis, a decrease from 0.26% recorded in the 2003 second quarter. Nonperforming assets continue to trend downward, declining 26.5% in the 2004 second quarter compared to a year ago. The allowance for credit losses to outstanding loans was 1.20% at June 30, 2004, compared to 1.25% one year earlier.

Deposits at June 30, 2004 were $638.6 million, compared with $661.4 million one year earlier. Other borrowings were $77.8 million and $39.2 million at June 30, 2004 and 2003, respectively.

FNB Financial Services Corporation is a financial holding company with one subsidiary, FNB Southeast, a North Carolina chartered commercial bank. FNB Southeast currently operates 17 banking offices located in North Carolina and Virginia, along with additional mortgage origination offices through its mortgage subsidiary, FNB Southeast Mortgage Corporation. A separate investment subsidiary of the bank operates as FNB Southeast Investment Services, Inc.

Information in this press release may contain "forward-looking statements." These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in the Company's recent filings with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K and its other periodic reports.

FINANCIAL SUMMARY
-----------------


                                                                                                         Second
                                                                                                         Quarter
                                          2004                                2003                      2004-2003
                                --------------------------  -----------------------------------------
                                  Second         First        Fourth         Third         Second        Percent

                                  Quarter       Quarter       Quarter       Quarter        Quarter      Variance
                                  -------       -------       -------       -------        -------      --------

Average Balances
(Dollars in thousands)

Assets                            791,065      $788,268      $768,931       $768,456      $753,051           5.0%

Loans                             598,329       590,083       574,256        571,790       573,450           4.3

Investment securities             133,874       145,031       145,386        144,592       133,999         (0.1)

Earning assets                    739,630       742,184       725,198        724,237       717,527           3.1

Noninterest-bearing deposits       77,054        69,794        69,333         68,342        64,049          20.3

Interest-bearing deposits         556,897       566,811       557,555        578,218       555,128           0.3

Interest-bearing liabilities      636,629       643,190       628,595        628,524       617,281           3.1

Shareholders' equity               67,269        66,768        64,836         64,171        64,874           3.7

Period-End Balances

(Dollars in thousands)

Assets                            786,383      $794,562      $780,926       $761,927      $775,663           1.4%


Loans                             600,526       597,245       581,384        562,742       569,380           5.5

Investment securities             131,331       137,927       143,682        150,441       145,300         (9.6)

Earning assets                    734,296       737,207       727,502        715,715       731,756           0.3

Noninterest-bearing deposits       77,621        73,778        69,982         66,958        72,418           7.2

Interest-bearing deposits         561,015       566,270       571,925        566,594       588,989         (4.7)

Interest-bearing liabilities      638,816       647,087       642,788        626,934       628,204           1.7

Shareholders' equity               66,830        68,430        65,750         64,400        65,491           2.0

Asset Quality Data

(Dollars in thousands)

Nonperforming loans                $2,719        $3,555        $5,227         $7,499        $8,967

Other nonperforming assets          5,231         5,019         5,191          2,574         1,847

Net credit losses                     292           309           298            324           366

Allowance for credit losses         7,183         7,203         7,124          7,071         7,092

Nonperforming loans

   to outstanding loans              0.45%         0.60%         0.90%          1.33%         1.57%

Annualized net credit losses

   to average loans                  0.20          0.21          0.21           0.23          0.26

Allowance for credit losses

  to outstanding loans               1.20          1.21          1.23           1.26          1.25

Allowance for credit losses

   to nonperforming loans            2.64X         2.03X         1.36X          0.94X         0.79X


FINANCIAL SUMMARY
-----------------


                                                                                                                   Second
                                                                                                                   Quarter
                                                    2004                                2003                      2004-2003
                                          --------------------------  ---------------------------------------
                                            Second         First        Fourth         Third         Second        Percent

                                            Quarter       Quarter       Quarter       Quarter        Quarter      Variance
                                            -------       -------       -------       -------        -------      --------


Income Statement Data

(Dollars in thousands, except share data)

Interest income:

   Loans                                  $    9,311    $    9,187    $    9,043     $    9,054    $    9,020        3.2%

   Other                                       1,130         1,251         1,287          1,269         1,362      (17.0)
                                          ----------    ----------    ----------     ----------    ----------
      Total interest income
                                              10,441        10,438        10,330         10,323        10,382        0.6

Interest expense                               3,396         3,589         3,733          4,118         4,382      (22.5)
                                          ----------    ----------    ----------     ----------    ----------
Net interest income
                                               7,045         6,849         6,597          6,205         6,000       17.4

Provision for credit losses                      272           388           351            303           282       (3.5)
                                          ----------    ----------    ----------     ----------    ----------
Net interest income after
   provision for credit losses
                                               6,773         6,461         6,246          5,902         5,718       18.5
Noninterest income
                                               2,604         1,841         1,853          2,011         1,767       47.4

Noninterest expense                            5,590         5,446         5,185          5,012         4,758       17.5

Income before income tax expense
                                               3,787         2,856         2,914          2,901         2,727       38.9

Income tax expense                             1,274           961           914            965           953       33.7
                                          ----------    ----------    ----------     ----------    ----------

Net income                                $    2,513    $    1,895    $    2,000     $    1,936    $    1,774       41.7
                                          ==========    ==========    ==========     ==========    ==========




Net income per share:
   Basic                                  $     0.45    $     0.35     $    0.37     $     0.35    $     0.32       40.6%

   Diluted                                $     0.44    $     0.33     $    0.35     $     0.34    $     0.31       41.9%

Cash dividends per share                  $     0.12    $     0.12     $    0.12     $     0.11    $     0.11        9.1%

Other Data

Return on average assets                        1.27%         0.96%         1.04%          1.01%         0.94%

Return on average equity                       14.94         11.35         12.34          12.07         10.94

Net yield on earning assets                     3.91          3.78          3.73           3.52          3.42

Efficiency                                     56.90         61.47         60.15          59.77         60.17
Net interest position
   to total assets*                            13.02         12.56         12.56          12.46         13.31

Equity to assets                                8.50          8.47          8.43           8.35          8.61

Loans to assets                                75.64         74.86         74.68          74.41         76.15

Loans to deposits                              94.38         92.69         91.60          88.44         92.61

Noninterest - bearing deposits

   to total deposits                           12.15         10.96         11.06          10.57         10.34


*Net interest position is average earning assets less average interest-bearing liabilities.



COMMON STOCK - PER SHARE
------------------------


                                  2004                                2003
                        --------------------------  -----------------------------------------
                          Second         First        Fourth         Third         Second

                          Quarter       Quarter       Quarter       Quarter        Quarter
                          -------       -------       -------       -------        -------

Market value:
   End of period        $  17.01      $  20.40      $  20.05       $  17.53      $  15.94

   High                    20.30         20.75         20.90          17.78         16.32

   Low                     16.82         19.53         17.01          14.57         14.10

Book value                 12.16         12.45         12.00          11.73         11.90

Dividend                    0.12          0.12          0.12           0.11          0.11

Shares traded            362,321       312,519       330,434        326,949       482,199



FINANCIAL SUMMARY
-----------------



                                           Six Months Ended

                                                June 30
                                ----------------------------------------
                                                              Percent
                                   2004          2003        Variance
                                   ----          ----        --------

Average Balances
(Dollars in thousands)

Assets                          $789,666      $747,237           5.7%

Loans                            594,206       571,911           3.9

Investment securities            139,452       132,911           4.9

Earning assets                   740,907       713,080           3.9

Noninterest-bearing deposits      73,424        62,256          17.9

Interest-bearing deposits        561,854       549,429           2.3

Interest-bearing liabilities     639,910       613,187           4.4

Shareholders' equity              67,019        64,675           3.6

Asset Quality Data

(Dollars in thousands)

Nonperforming loans               $2,719        $8,967

Other nonperforming assets         5,231         1,847

Net credit losses                    601           744

Allowance for credit losses        7,183         7,092

Nonperforming loans

   to outstanding loans             0.45%         1.57%

Annualized net credit losses

   to average loans                 0.20          0.26

Allowance for credit losses

   to outstanding loans             1.20          1.25

Allowance for credit losses

   to nonperforming loans           2.64X         0.79X

FINANCIAL SUMMARY
-----------------



                                                   Six Months Ended
                                                        June 30
                                        ----------------------------------------
                                                                         Percent
                                         2004             2003          Variance
                                         ----             ----          --------

Income Statement Data
(Dollars in thousands, except share data)

Interest income:
   Loans                              $   18,498       $   18,099           2.2%

   Other                                   2,381            2,835         (16.0)
                                      ----------       ----------
      Total interest income
                                          20,879           20,934          (0.3)

Interest expense                           6,985            8,914         (21.6)
                                      ----------       ----------
Net interest income
                                          13,894           12,020          15.6

Provision for credit losses                  660              777         (15.1)
                                      ----------       ----------
Net interest income after
   provision for credit losses
                                          13,234           11,243          17.7
Noninterest income
                                           4,445            3,561          24.8

Noninterest expense                       11,036            9,370          17.8
                                      ----------       ----------
Income before income tax expense
                                           6,643            5,434          22.2

Income tax expense                         2,235            1,910          17.0
                                      ----------       ----------

Net income                            $    4,408       $    3,524          25.1
                                      ==========       ==========

Net income per share:
   Basic                              $     0.80       $     0.63          27.0%

   Diluted                            $     0.77       $     0.61          26.2%

Cash dividends per share              $     0.24       $     0.22           9.1%

Other Data

Return on average assets                    1.12%            0.94%

Return on average equity                   13.15            10.90

Net yield on earning assets                 3.84             3.43

Efficiency                                 59.07            59.32
Net interest position
   to total assets*                        12.79            13.37

Equity to assets                            8.49             8.66

Loans to assets                            75.25            76.54

Loans to deposits                          93.53            93.50
Noninterest - bearing deposits
   to total deposits                       11.56            10.18


*Net interest position is average earning assets less average interest-bearing liabilities.